                                                                    EXHIBIT 24.1

                             TAMPA ELECTRIC COMPANY
                                POWER OF ATTORNEY

       WHEREAS, the Board of Directors of Tampa Electric Company, a Florida corporation, at a meeting held on January19, 2001, authorized the officers and Directors of the Corporation to execute an Annual Report on Form 10-K and authorized the officers of the Company to file said Annual Report with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended.

       NOW, THEREFORE, each of the undersigned in his capacity as a Director or officer or both, as the case may be, of said Company, does hereby appoint R. D. Fagan, G. L. Gillette, and D. E. Schwartz, and each of them, severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as Director or officer or both, as the case may be, of said Company, said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys has the power to act hereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatso ever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, and each of the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

       IN TESTIMONY WHEREOF, the undersigned have executed this instrument on the dates set forth below.

              /s/ R. D. FAGAN
--------------------------------------------               January 31, 2001
    R. D. FAGAN, CHAIRMAN OF THE BOARD,
    DIRECTOR AND CHIEF EXECUTIVE OFFICER
       (PRINCIPAL EXECUTIVE OFFICER)

             /s/ G. L. GILLETTE
--------------------------------------------               January 31, 2001
   G. L. GILLETTE, VICE PRESIDENT-FINANCE
        AND CHIEF FINANCIAL OFFICER

       (PRINCIPAL FINANCIAL OFFICER)

            /s/ P. L. BARRINGER
--------------------------------------------               January 25, 2001
 P. L. BARRINGER, VICE PRESIDENT-CONTROLLER
       (PRINCIPAL ACCOUNTING OFFICER)

              /s/ C. D. AUSLEY
--------------------------------------------               January 19, 2001
           C. D. AUSLEY, DIRECTOR

             /s/ S. L. BALDWIN
--------------------------------------------               January 19, 2001
          S. L. BALDWIN, DIRECTOR

            /s/ H. L. CULBREATH
--------------------------------------------               January 19, 2001
         H. L. CULBREATH, DIRECTOR

           /s/ J. L. FERMAN, JR.
--------------------------------------------               January 19, 2001
        J. L. FERMAN, JR., DIRECTOR

             /s/ L. GUINOT, JR.
--------------------------------------------               January 19, 2001
          L. GUINOT, JR., DIRECTOR

              /s/ T. L. RANKIN
--------------------------------------------               January 19, 2001
           T. L. RANKIN, DIRECTOR

             /s/ W. D. ROCKFORD
--------------------------------------------               January 19, 2001
           T. L. RANKIN, DIRECTOR

              /s/ W. P. SOVEY
--------------------------------------------               January 27, 2001
           W. P. SOVEY, DIRECTOR

              /s/ J. T. TOUCHTON
--------------------------------------------               January 19, 2001
           J. T. TOUCHTON, DIRECTOR

              /s/ J. A. URQUHART
--------------------------------------------               January 19, 2001
           J. A. URQUHART, DIRECTOR

             /s/ J. O. WELCH, JR.
--------------------------------------------               January 19, 2001
          J. O. WELCH, JR., DIRECTOR
              January 19, 2001

                                                                    EXHIBIT 24.2

                             TAMPA ELECTRIC COMPANY

                  TRANSCRIPT FROM RECORDS OF BOARD OF DIRECTORS

                                JANUARY 18, 2000

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                  RESOLVED, that the preparation and filing with the Securities and Exchange Commission of an Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, including any required exhibits and amendments thereto and containing the information required by such form and any additional information as the officers of the Company, with the advice of counsel, deem necessary, advisable or appropriate (the "10-K"), are hereby authorized and approved; that the Chief Executive Officer, the President and any Vice President of the Company be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Company to execute the 10-K and cause it to be filed with the Securities and Exchange Commission; and that the officers referred to above be, and each of them hereby is, authorized to execute the 10-K through or by R. D. Fagan, G. L. Gillette or D. E. Schwartz, or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Company's general counsel.

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         I, D. E. Schwartz, hereby certify that I am Secretary of Tampa Electric Company, a Florida corporation (the "Company"), and set forth above is a true and correct copy of a certain resolution from the minutes of the meeting of the Board of Directors of the Company convened and held on January 18, 2000, at which meeting a quorum for the transaction of business was present and acting throughout.

         I further certify that the resolution set forth above has not been altered, amended or rescinded and that the same is now in full force and effect.

         EXECUTED this 14TH day of March, 2001.

                                                 /s/ D. E. SCHWARTZ
                                                 -----------------------
                                                 SECRETARY
                                                 TAMPA ELECTRIC COMPANY

                                                 Corporate Seal